March 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class B	Class C	Class R	Advisor Class
FKBAX	FBTLX	FCTLX	FTRRX	FBDAX

Franklin Investors Securities Trust	SUMMARY PROSPECTUS
Franklin Total Return Fund

Investment Goal

High level of current income, consistent with preservation of capital. As a secondary goal, capital appreciation over the long term.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 101 in this Prospectus and under “Buying and Selling Shares” on page 53 of the Fund’s statement of additional information. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Advisor Class
Management fees[1]	0.33%	0.33%	0.33%	0.33%	0.33%
Distribution and service (12b-1) fees	0.25%	0.65%	0.65%	0.50%	None
Other expenses (including administration fees)	0.45%	0.45%	0.45%	0.45%	0.45%
Acquired fund fees and expenses[2]	0.03%	0.03%	0.03%	0.03%	0.03%
Total annual Fund operating expenses	1.06%	1.46%	1.46%	1.31%	0.81%
Fee waiver[1]	-0.15%	-0.15%	-0.15%	-0.15%	-0.15%
Total annual Fund operating expenses after fee waiver1, [2]	0.91%	1.31%	1.31%	1.16%	0.66%

1. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.63% (other than certain non-routine expenses), until February 28, 2011. The investment manager and administrator also have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund as required by the Fund's board of trustees and an exemptive order of the Securities and Exchange Commission.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 514	$ 730	$ 963	$ 1,631
Class B	$ 533	$ 743	$ 975	$ 1,604
Class C	$ 233	$ 443	$ 775	$ 1,713
Class R	$ 118	$ 396	$ 695	$ 1,545
Advisor Class	$ 67	$ 239	$ 426	$ 966
If you do not sell your shares:
Class B	$ 133	$ 443	$ 775	$ 1,604
Class C	$ 133	$ 443	$ 775	$ 1,713

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 188% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans and futures with reference securities that are investment grade.

In choosing investments, the Fund’s manager selects securities in various market sectors based on the manager’s assessment of changing economic, market, industry and issuer conditions. The manager uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events.

The Fund may also invest up to 20% of its total assets in non-investment grade debt securities, including up to 5% in securities rated lower than B by S&P or Moody’s, which may include defaulted securities. The Fund may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.

Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchasers of homes, commercial buildings and other real estate. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). Many of the mortgage-backed securities in which the Fund invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as Ginnie Mae and U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.

To pursue its investment goals, the Fund regularly enters into various derivative transactions, including currency and cross-currency forwards, currency, currency index, bond and interest rate futures contracts and swap agreements (including interest rate and credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Credit   An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Lower-Rated Securities   Companies issuing lower-rated or "high yield" debt securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high yield debt securities generally fluctuate more than those of higher credit quality.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security or index and often has risks similar to its underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, may give rise to leverage and may involve a small initial investment relative to the risk assumed. There may also be imperfect correlation between the value of the derivative and the underlying instrument. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market   The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity or the results of supply and demand.

Prepayment   Some debt securities may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding security.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	6.20%
Worst Quarter:	Q3'08	-4.05%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Franklin Total Return Fund - Class A
Return Before Taxes	10.45%	3.18%	5.43%
Return After Taxes on Distributions	8.65%	1.29%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	6.72%	1.58%	3.34%
Franklin Total Return Fund - Class B	10.96%	3.36%	4.82%[1]
Franklin Total Return Fund - Class C	13.95%	3.68%	4.82%[1]
Franklin Total Return Fund - Class R	15.12%	3.84%	5.62%
Franklin Total Return Fund - Advisor Class	15.78%	4.35%	6.16%
Barclays Capital U.S. Aggregate Index (index reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%
Barclays Capital U.S. Universal Index (index reflects no deduction for fees, expenses, or taxes)[2]	8.60%	5.01%	6.44%

1. Since inception March 1, 2002.

2. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisor

Franklin Templeton Institutional, LLC (FT Institutional)

Portfolio Managers

ROGER BAYSTON, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (1998).

KENT BURNS, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (1998).

CHRISTOPHER J. MOLUMPHY, CFA   Executive Vice President and Director of Advisers and portfolio manager of the Fund since inception (1998).

DAVID YUEN, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2005.

MICHAEL J. MATERASSO   Executive Vice President of FT Institutional and portfolio manager of the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our Web site at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund's distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to "Your Account" beginning on page 101 of this Prospectus.

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906
franklintempleton.com

Franklin Adjustable U.S. Government Securities Fund
Franklin Floating Rate Daily Access Fund
Franklin Low Duration Total Return Fund
Franklin Total Return Fund

Investment Company Act file #811-04986
00070383	460 PSUM 03/10